SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[X ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                              Nobility Homes, Inc.
                (Name of Registrant as Specified in its Charter)
             -------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)  Title of each class of securities to which transaction applies:
2)  Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
         Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
4)  Proposed maximum aggregate value of transaction:
5)  Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date if its filing.
1)  Amount Previously Paid:
2)  Form, Schedule or Registration Statement No.:
3)  Filing Party:
4)  Date Filed:

                              NOBILITY HOMES, INC.



                           Notice and Proxy Statement
                           --------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 23, 2001

TO THE HOLDERS OF COMMON STOCK:

                  PLEASE TAKE NOTICE that the annual meeting of the shareholders of NOBILITY HOMES, INC. will be held on Friday, the 23rd day of February, 2001, at 10:00 A.M. local time, at the Ocala Hilton, 3600 S.W. 36th Avenue, Ocala, Florida.

                  The meeting will be held for the following purposes:

                  1.   To elect a board of five directors.

                  2. To transact such other business as may properly come before the meeting or any adjournment.

                  To be sure that your shares will be represented at the meeting, please date, sign and return your proxy, even if you plan to attend in person. A form of proxy and a self-addressed, postage prepaid envelope are enclosed. If you do attend the meeting, you may withdraw your proxy and vote in person.

                                       By Order of the Board of Directors,
                                       Jean Etheredge, Secretary
DATED:  February 7, 2001

                              NOBILITY HOMES, INC.

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 23, 2001

                  This proxy material and the enclosed form of proxy are being sent to the shareholders of Nobility Homes, Inc. on or about February 7, 2001 in connection with the solicitation by the Company's board of directors of proxies to be used at the annual meeting of the shareholders of the Company. The meeting will be held at the Ocala Hilton, 3600 S.W. 36th Avenue, Ocala, Florida, at 10:00 A.M., local time, on Friday, February 23, 2001.

                  If the enclosed form of proxy is executed and returned, you may revoke it at any time if it has not yet been exercised, by delivering a later dated proxy or written notice of revocation to the Secretary of the meeting or by attending the annual meeting and electing to vote in person. The shares represented by the proxy will be voted unless the proxy is received in such form as to render it not votable. The proxy is in ballot form so that you may specifically grant or withhold authority to vote for the election of each director. Unless you direct otherwise, the shares represented by the proxy will be voted "for" the election of each director nominated by the board of directors. Directors will be elected by a plurality of the votes cast by shares entitled to vote at the meeting.

                  Shareholders of record at the close of business on January 30, 2001, will be entitled to vote. Each share of common stock is entitled to one vote on any matter to come before the meeting. As of January 30, 2001, the Company had 4,421,938 shares of common stock outstanding and entitled to vote.

                  The complete mailing address of the Company's principal office is P.O. Box 1659, Ocala, Florida 34478.

                  PRINCIPAL HOLDERS OF COMPANY'S COMMON SHARES

                  The following table sets forth, as of January 30, 2001, information as to the $.10 par value common stock of the Company owned beneficially, directly or indirectly, (1) by each person who is known by the Company to own beneficially more than five percent (5%) of the Company's outstanding voting securities, (2) by each director, (3) by each executive officer named in the summary compensation table set forth elsewhere herein and
(4) by all directors and executive officers as a group:

              Name and Address                          Number of Common
           of Beneficial Owner(1)                 Shares Beneficially Owned(2)             Percent of Class
           ----------------------                 -------------------------                ----------------

       Terry E. Trexler(3)                              2,182,575(1)(4)                         49.4%
       3741 S.W. 7th Street
       Ocala, Florida 34474

       Thomas W. Trexler(5)                               443,501(1)(6)                          9.7%
       3741 S.W. 7th Street
       Ocala, Florida 34474

       Richard C. Barberie(5)                                 825                                 *
       15300 SE 140 Avenue Road
       Weirsdale, Florida  32195

       Robert P. Holliday (5)                               4,935                                 *
       931 NW 37th Avenue
       Ocala, Florida  34475

       Robert P. Saltsman (5)                               2,537                                 *
       222 South Pennsylvania
        Avenue, Suite 200
       Winter Park, Florida 32789

       Directors and                                    2,677,837(4)(6)(7)                      58.8%
       Executive Officers
       (8 persons)

___________________
*Less than 1%

(1) Information contained in this table is based upon information furnished by the beneficial owners.

(2) Unless otherwise noted, all shares are owned directly with sole voting and dispositive power.

(3) Mr. Terry Trexler is President and Chairman of the Board of the Company. Additional information is contained under "Nomination and Election of Directors."

(4) Excludes 42,111 common shares held in trust for the benefit of one of Terry E. Trexler's children over which Mr. Trexler disclaims beneficial ownership. Includes 2,040 shares held in trust for the benefit of Mr. Trexler's grandchild.

(5) Mr. Thomas Trexler is Executive Vice President and a director of the Company. Messrs. Barberie, Holliday and Saltsman are directors of the Company. Additional information is contained under "Nomination and Election of Directors."

(6) Includes 132,000 shares subject to presently exercisable options but excludes 33,000 shares subject to options which are not presently exercisable.

(7) Excludes shares subject to options held by executive officers which are not presently exercisable.


                      NOMINATION AND ELECTION OF DIRECTORS

                  At the meeting, a board of five directors will be elected to serve for one year and until the election and qualification of their successors. Your proxy will be voted, unless you withhold authority to do so, for the election as directors of the persons named below who have been nominated by the Company's current board of directors.

                  The bylaws of the Company provide that the Company's board shall be made up of no fewer than one nor more than ten directors. The current board of directors has determined that five directors are appropriate for the present time. Proxies cannot be voted for more than five nominees.

                  Each nominee has consented to being named as such in this proxy statement, and is at present available for election. Each nominee presently is a member of the board, having been elected as such at the last annual meeting of the shareholders.

                  If any nominee should become unavailable, the persons voting the accompanying proxy may, in their discretion, vote for a substitute. Additional information concerning the nominees, based on data furnished by them, is set forth below. Terry E. Trexler is the father of Thomas W. Trexler.

                  The board of directors of the Company recommends a vote "for" the election of each of the following nominees. Proxies solicited by the board of directors will be so voted unless shareholders specify in their proxies a contrary choice.

                                                                                                                   Year First
                                                                                                                     Became
       Name (Age)                     Principal Occupation or Employment; Certain Other Directorships               Director
-------------------------------------------------------------------------------------------------------------------------------

    Terry E. Trexler        Chairman of the Board and President of the Company for more than five years; Mr.          1967
          (61)              Trexler is also President of TLT, Inc.

    Thomas W. Trexler       Executive Vice President and Chief Financial Officer of the Company since December        1993
          (37)              1994;  President of Prestige Home Centers, Inc. since June 1995; Director of
                            Prestige since 1993 and Vice President from 1991 to June 1995; President of Mountain
                            Financial, Inc. since August 1992; Vice President of TLT, Inc. since September 1991.

   Richard C. Barberie      Vice President of Purchasing of the Company from December 1994 until his retirement       1975
          (62)              in June 1995; Executive Vice President of the Company for more than five years prior to December 1994

   Robert P. Holliday       President of Chariot Eagle, Inc. (which is engaged in the manufactured home               1996
          (62)              business) since 1984 and President of Chariot Eagle-West, Inc. since 1995

   Robert P. Saltsman       Attorney and CPA in private practice since 1983; prior to 1983 Mr. Saltsman was           1988
          (48)              employed as a CPA by Arthur Andersen & Co. in Orlando, Florida


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                  Under Section 16(a) of the Securities Exchange Act, a Form 4 reporting the acquisition or disposition of Company securities by an officer, director or 10% shareholder must be filed with the Securities and Exchange Commission no later than the 10th day after the end of the month in which the transaction occurred unless certain exceptions apply. Transactions not reported on Form 4 must be reported on Form 5 within 45 days after the end of the Company's fiscal year. Based on information provided by the Company's directors and executive officers, during the fiscal year ended November 4, 2000, all required reports were filed when due.

                        BOARD OF DIRECTORS AND COMMITTEES

                  During the fiscal year ended November 4, 2000, the board of directors of the Company held four regular meetings and one special meeting. All directors of the Company attended at least 75% of the meetings of the board of directors and committees of the board on which they served. Directors who are not employees of the Company are paid quarterly fees of $1,250.

                  The Company presently has two standing committees of its board of directors, an audit committee and a salary review committee. The Company has no standing nominating committee of the board.

                  Audit Committee. During fiscal 2000, the Company's audit committee was comprised of Messrs. Robert Saltsman, Robert Holliday and Richard Barberie. In June 2000 the board of directors adopted a formal charter for the audit committee which establishes the scope of the Committee's responsibilities and how it is to carry out those responsibilities. The audit committee charter, which is attached as Appendix A to this proxy statement, charges the Committee with overseeing management's conduct of the Company's financial reporting process, including (1) the integrity of the financial statements of the Company,
(2) the compliance by the Company with legal and regulatory requirements, and
(3) the independence and performance of the Company's internal and external auditors. The audit committee met once during fiscal 2000.

                  Salary Review Committee. The salary review committee is presently comprised of Messrs. Terry Trexler, Robert Holliday and Robert Saltsman. The salary review committee meets each quarter and recommends to the board of directors the salaries and bonuses, if any, to be paid to the officers of the Company. The salary review committee met four times during fiscal year 2000.

                             EXECUTIVE COMPENSATION

                  The following table summarizes the compensation paid or accrued by the Company for services rendered during the years indicated by the Company's Chief Executive Officer and its Executive Vice President, the only other executive officer who had total salary and bonus exceeding $100,000 during the fiscal year ended November 4, 2000. The Company did not grant any restricted stock awards or stock appreciation rights or make any long-term incentive plan payouts to any executive officers during the years indicated.

                           SUMMARY COMPENSATION TABLE

                                                                                   Long Term
                                               Annual Compensation                Compensation
                                               -------------------                   Awards
                                                                                     ------
                                                                                    Securities
Name & Principal                  Year                                            Underlying            All Other
   Position                       Ended         Salary            Bonus           Options/SAR's         Compensation
   --------                       -----         ------            -----           -------------         ------------

Terry E. Trexler                11/04/00       $ 93,500         $   40,000            ----              $  37,075(1)
President and                   11/06/99       $ 93,500              0                ----              $  37,075(1)
 Chairman of the                10/31/98       $ 93,500(2)      $   97,050            ----              $  37,075(1)
 Board

Thomas W. Trexler               11/04/00       $ 72,150         $   74,467            ----              $     632(3)
Executive Vice                  11/06/99       $ 72,150         $  130,000            ----              $     592(3)
 President                      10/31/98       $ 72,150         $   70,000            ----              $     555(3)

----------------
(1) Consists of (a) a $17,100 premium paid by the Company on a life insurance policy, and (b) $19,975 in premiums paid by the Company on two split dollar life insurance policies. The proceeds of the first policy will be paid to Mr. Trexler's designated beneficiaries in the event of his death, but in the case of the two split dollar policies, the premiums paid by the Company will be repaid to the Company out of the policy proceeds, and the remainder of the proceeds will be paid to Mr. Trexler's designated beneficiaries.

(2)   Includes $3,850 earned in 1998 but deferred at Mr. Trexler's election.

(3) Consists of a premium paid by the Company on a split dollar life insurance policy. In the event of Mr. Trexler's death, the premiums paid by the Company will be repaid to the Company out of the policy proceeds, and the remainder of the proceeds will be paid to Mr. Trexler's designated beneficiaries.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

                  The Company's salary review committee (the "salary review committee") consists of Messrs. Terry Trexler, Robert Holliday and Robert Saltsman. The Company's executive compensation policy seeks to fairly compensate executives for their performance and contributions to the Company and to provide incentives that will attract and retain key employees. Compensation of executive officers for fiscal 2000 performance generally consisted of a base salary and profit bonuses tied to the performance of the Company.

                  Base salaries and profit bonuses historically have been reviewed and adjusted from time to time based primarily on a non-quantitative assessment of factors such as an individual's performance, contributions, changes in job responsibilities and the Company's performance and economic conditions. The Compensation Committee reviewed and approved the base salary and the profit bonuses provided to executive officers in fiscal 2000. In doing so the Compensation Committee considered (i) the Company's financial results for fiscal 1999 and the continued improvement in the financial condition of the Company and (ii) certain non-quantitative factors, with emphasis on the qualitative performance of the Company's executives. It is an objective of the Compensation Committee to maintain base salaries that are reflective of the individual executives experience and responsibilities level, and that are competitive with the salary levels of executives at other companies engaged in the same or similar line of business with revenues in a range comparable to those of the Company.

                  The base salary of the Chairman, President and Chief Executive Officer has remained unchanged at his request. His bonuses are tied directly to the net profit before income taxes of the overall Company and are approved on a quarterly basis by the Compensation Committee. It is the Committee's belief that the CEO is undercompensated compared to the compensation paid to chief executive officers by other companies in the industry of similar size and performance. However, it is the CEO's desire to maintain his compensation in its present range, with a major incentive for his performance taking the form of increases in the value of his substantial stock ownership in the Company.

                  Section 162(m) of the Internal Revenue Code, enacted in 1993, precludes a public corporation from deducting compensation of more than $1 million each for its chief executive officer or for any of its four other highest paid officers. Certain performance-based compensation is exempt from this limitation. Because non-exempt options and other forms of compensation to the Company's officers are not expected to be anywhere near $1 million, the Compensation Committee does not presently have a policy regarding whether it would authorize compensation that would not be deductible for the Company for federal income tax purposes by reason of Section 162(m).

                                       Terry Trexler
                                       Robert Holliday
                                       Robert Saltsman

          SALARY REVIEW COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

                  The salary review committee consists of Messrs. Trexler, Holliday and Saltsman. Mr. Trexler is the Company's President and Chairman of the Board. Mr. Saltsman performed legal services for the Company for which he was paid approximately $7,800 during fiscal 2000.

                  Terry E. Trexler owns 100% of the stock of TLT, Inc. which develops, owns and manages manufactured home communities in Florida that cater to the retirement market. Sales to TLT and related manufactured home communities were $25,245 in fiscal 2000. Management of the Company anticipates that sales to TLT during fiscal 2000 will continue to decline as TLT's manufactured home communities are built out.

                         SHAREHOLDER RETURN PERFORMANCE

                  The following graph compares the Company's cumulative total shareholder return on its common stock from November 5, 1995, to November 4, 2000, with the cumulative total return of a peer issuer group selected by the Company and the Nasdaq Market Index.



                                [Object Omitted]



                      COMPARISON OF CUMULATIVE TOTAL RETURN
                   OF COMPANY, INDUSTRY INDEX AND BROAD MARKET

--------------------------------------------------------------------------------
                          1996        1997        1998         1999        2000
--------------------------------------------------------------------------------
Nobility Homes, Inc.     224.78      188.58      342.71       141.38      153.95
Company Selected
  Peer Issuers(1)        121.91      126.58      120.34        76.08       59.08
Nasdaq Market Index      117.43      153.90      174.02       287.23      337.82
--------------------------------------------------------------------------------

----------------
(1) The Company has selected the following peer issuer group for comparison purposes:

         American Homestar Corp.                    Liberty Homes, Inc. CL A
         Cavalier Homes, Inc.                       Oakwood Homes Corp.
         Champion Enterprises, Inc.                 Palm Harbor Homes, Inc.
         Clayton Homes, Inc.                        Skyline Corp.
         Fleetwood Enterprises                      Southern Energy Homes
         Kit Manufacturing Co.

                             AUDIT COMMITTEE REPORT

                  The purpose of the audit committee is to assist the board of directors in its oversight of management's conduct of the Company's financial reporting process. During the fiscal year ended November 4, 2000 the audit committee was comprised of Messrs. Robert Saltsman, Robert Holliday and Richard Barberie, each of whom is "independent" under Nasdaq rules. For the fiscal year ended November 4, 2000 the audit committee:

                  * Reviewed and discussed the Company's fiscal 2000 financial statements with management and representatives of PricewaterhouseCoopers LLP, the Company's independent public accountants;

                  * Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61;

                  * Received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, and discussed with PricewaterhouseCoopers LLP its independence; and

                  * Based on the foregoing review, discussions and disclosures, recommended to the board of directors that the Company's audited financial statements for the fiscal year ended November 4, 2000 be included in the Company's annual report on Form 10-K for the fiscal year.

                                       Robert Saltsman, Chairman
                                       Robert Holliday
                                       Richard Barberie


                              CERTAIN TRANSACTIONS

                  For information concerning transactions between the Company and directors, officers or entities in which they have an interest, see "Salary Review Committee Interlocks and Insider Participation."

                         INDEPENDENT PUBLIC ACCOUNTANTS

                  Management of the Company has selected the firm of PricewaterhouseCoopers LLP, independent certified public accountants, as auditors to examine the books and accounts of the Company for the fiscal year ending November 3, 2001. PricewaterhouseCoopers LLP has served as Nobility's auditor since October 1993.

                  A representative of PricewaterhouseCoopers LLP is expected to be present at the annual meeting with an opportunity to make statements if he so desires and to respond to appropriate questions by shareholders.

                              SHAREHOLDER PROPOSALS

                  Any shareholder desiring to present a proposal to be included in the Company's proxy statement for the next annual meeting of the shareholders scheduled to be held at the end of February 2002, should submit a written copy of such proposal to the principal offices of the Company no later than October 10, 2001. Notice to the Company of a shareholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received by the Company after December 24, 2001, and the persons named in proxies solicited by the Company's Board for its annual meeting of shareholders to be held in 2002 may exercise discretionary voting power with respect to any such proposal as to which the Company does not receive timely notice. Proposals should be submitted by certified mail, return receipt requested.

                                  ANNUAL REPORT

                  A copy of the Company's annual report for the fiscal year ended November 4, 2000, accompanies this proxy statement. Any shareholder who would like an additional copy of the annual report may obtain one by writing the Treasurer of the Company at Post Office Box 1659, Ocala, Florida 34478.

                                  OTHER MATTERS

                  Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

                            EXPENSES OF SOLICITATION

                  The cost of soliciting proxies will be borne by the Company. The Company does not expect to pay any compensation for the solicitation of proxies but may reimburse brokers and other persons holding stock in their names, or in the names of nominees, for their expenses of sending proxy material to principals and obtaining their proxies.

                  Please specify your choices, date, sign and return the enclosed proxy in the enclosed envelope, postage for which has been provided. Prompt response is helpful. Your cooperation will be appreciated.

Date:  February 7, 2001

                                   APPENDIX A

                              NOBILITY HOMES, INC.

                             AUDIT COMMITTEE CHARTER

Purpose
-------

                  The Audit Committee is appointed by the Board of Directors with the primary purpose of assisting the Board in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's internal and external auditors.

                  In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Membership
----------

                  The Committee shall be comprised of not less than three member of the Board, and the Committee's composition will meet the requirement of the Audit Committee Policy of the NASD.

                  According, all of the members will be directors:

                  1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

                  2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee shall have accounting or related financial management expertise.

Key Responsibilities
--------------------

                  The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

                  The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

                  The Audit Committee shall:

                  1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

                  2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

                  3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

                  4. Review with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

                  5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

                  6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

                  7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

                  8.   Approve the fees to be paid to the independent auditor.

                  9. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

                 10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

                 11. Review the appointment and replacement of the senior internal auditing executive.

                 12. Review the significant reports to management prepared by the internal auditing department and management's responses.

                 13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

                 14.   Obtain from the independent auditor assurance that
                       Section 10A of the Private Securities Litigation reform Act of 1995 has not been implicated.

                 15. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

                 16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

                 17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

                       a) Any difficulties encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information.

                       b) Any changes required in the planned scope of the internal audit.

                       c) The internal audit department responsibilities, budget and staffing.

                 18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

                 19. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the company's Code of Conduct.

                 20. Review with the Company's general counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

                 21. Meet at least annually with the chief financial officer, the senior internal audit executive and the independent auditor in separate executive sessions.

                 22. The Audit Committee shall make regular report to the Board.

                  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

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
      |X|       PLEASE MARK VOTES                                  REVOCABLE PROXY
                AS IN THIS EXAMPLE                               NOBILITY HOMES, INC.
                                                                                                                      With-  For all
                                                                                                                For   hold   Except
      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL            Proposal 1. Election of         |_|    |_|     |_|
      MEETING OF SHAREHOLDERS FEBRUARY 23, 2001                                             Directors nominated
                                                                                            by the Board of
           The undersigned, having received the Notice of Annual Meeting of                 Directors (except
      Shareholders and Proxy Statement appoints Terry E. Trexler and Jean                   as marked to the
      Etheredge, and each or either of them, as proxies, with full power of                 contrary below):
      substitution and resubstitution, to represent the undersigned and to vote all shares of common stock of Nobility Homes, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held on February 23, 2001 and at any and all adjournments thereof, in the manner specified.
                                                                                       Terry E. Trexler, Richard C. Barberie,
                                                                                       Robert P. Holliday, Robert P. Saltsman and
                                                                                       Thomas W. Trexler


                                                                                  INSTRUCTION: To withhold authority to vote for
                                                                                  any individual nominee, mark "For All Except"
                                                                                  and write that nominee's name in the space
                                                                                  provided below.

                                                                                 --------------------------------------------------

                                                                                     THIS PROXY WILL BE VOTED AS DIRECTED, OR
                                                                                  IF NO DIRECTION IS INDICATED, WILL BE VOTED
                                                                                  "FOR" ELECTION OF THE DIRECTORS.

                                                                                     Should any other matters requiring a vote
                                                                                  of the shareholders arise, the above named
                                                                                  proxies are authorized to vote the same
                                                                                  in accordance with their best judgment in the
                                                                                  interest of the Company. The Board of Directors
                                                                                  is not aware of any matter which is to be
                                                                                  presented for action at the meeting other than the
                                                                                  matters set forth herein.

          Please be sure to sign and date       Date                                  Please sign exactly as name appears hereon.
            This Proxy in the box below.                                          Joint owners should each sign.  When signing as
      ----------------------------------------------------------------------      attorney, executor, administrator, trustee or
                                                                                  guardian, please give full title as such.

          Shareholder sign above             Co-holder (if any) sign above
      ----------------------------------------------------------------------

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                    Detach above card, sign, date and mail in postage paid envelope provided.
                                               NOBILITY HOMES, INC.
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                                                PLEASE ACT PROMPTLY
                                       SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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